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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                               ________________


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     American Home Mortgage Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                     13-4066303
--------------------------------------       -----------------------------------
(State of incorporation organization)         (IRS Employer Identification No.)

  12 East 49th Street, New York, NY                        10017
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(Address of principal executive offices)                (Zip Code)

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
If this form relates to the registration of a class of   If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange     securities pursuant to Section 12(g) of the Exchange Act
Act and is effective pursuant to General Instruction     and is effective pursuant to General Instruction A.(d),
A.(c), please check the following box. [ ]               please check the following box.  [X]

Securities Act registration statement file number to which this form relates:            333-82409
                                                                                      ---------------
                                                                                      (if applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:       None

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered:  Common Stock, par value $0.01 per share
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Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

         Incorporated by reference to the information set forth under the caption "Description of Capital Stock" contained in the Registration Statement on Form S-1 (Registration No. 333-82409) under the Securities Act of 1933, as amended, as filed with the Commission on July 7, 1999, and as such Registration Statement may be thereafter amended (the "Registration Statement").

Item 2.  Exhibits.
         ---------

Exhibit No.    Exhibit
-----------    -------

   1. Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement).

   2 By-Laws (incorporated by reference to Exhibit 3.2 to the Registration Statement).

   3           Form of Stock Certificate (incorporated by reference to Exhibit
               4.2 to the Registration Statement).
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 American Home Mortgage Holdings, Inc.

                                 By: /s/ Michael Strauss
                                     -------------------
                                     Name:  Michael Strauss
                                     Title: Chief Executive Officer, President


Date:  August 16, 1999



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